                      CHASE MANHATTAN RV OWNER TRUST 1997-A

                            MONTHLY SERVICER'S REPORT

                                                Settlement Date          5/31/02
                                                Determination Date       6/12/02
                                                Distribution Date        6/17/02

I.      All Payments on the Contracts                                                                                  6,922,587.72
II.     All Liquidation Proceeds on the Contracts with respect to Principal                                              424,289.17
III.    Repurchased Contracts                                                                                                  0.00
IV.     Investment Earnings on Collection Account                                                                          7,018.77
V.      Servicer Monthly Advances                                                                                        112,709.10
VI.     Distribution from the Reserve Account                                                                            204,206.19
VII.    Deposits from the Pay-Ahead Account (including Investment Earnings)                                               79,544.92
VIII.   Transfers to the Pay-Ahead Account                                                                               (73,342.53)
IX.     Less:  Investment Earnings distributions                                                                          (7,018.77)
          (a)  To Sellers with respect to the Collection Account                                                               0.00
          (b)  To Sellers with respect to the Pay-Ahead Account

Total available amount in Collection Account                                                                          $7,669,994.57
                                                                                                                      =============

DISTRIBUTION AMOUNTS                                        Cost per $1000
--------------------------------------------             --------------------

1.   (a)  Class A-1 Note Interest Distribution                                                         0.00
     (b)  Class A-1 Note Principal Distribution                                                        0.00
             Aggregate Class A-1 Note Distribution              0.00000000                                                 0.00


2.   (a)  Class A-2 Note Interest Distribution                                                         0.00
     (b)  Class A-2 Note Principal Distribution                                                        0.00
            Aggregate Class A-2 Note Distribution               0.00000000                                                 0.00


3.   (a)  Class A-3 Note Interest Distribution                                                         0.00
     (b)  Class A-3 Note Principal Distribution                                                        0.00
            Aggregate Class A-3 Note Distribution               0.00000000                                                 0.00

4.   (a)  Class A-4 Note Interest Distribution                                                         0.00
     (b)  Class A-4 Note Principal Distribution                                                        0.00
           Aggregate Class A-4 Note Distribution                0.00000000                                                 0.00

5.   (a)  Class A-5 Note Interest Distribution                                                         0.00
     (b)  Class A-5 Note Principal Distribution                                                        0.00
            Aggregate Class A-5 Note Distribution               0.00000000                                                 0.00

6.   (a)  Class A-6 Note Interest Distribution                                                         0.00
     (b)  Class A-6 Note Principal Distribution                                                        0.00
            Aggregate Class A-6 Note Distribution               0.00000000                                                 0.00

7.   (a)  Class A-7 Note Interest Distribution                                                         0.00
     (b)  Class A-7 Note Principal Distribution                                                        0.00
            Aggregate Class A-7 Note Distribution               0.00000000                                                 0.00

8.   (a)  Class A-8 Note Interest Distribution                                                    97,089.26
     (b)  Class A-8 Note Principal Distribution                                                6,433,683.88
            Aggregate Class A-8 Note Distribution              76.83262522                                         6,530,773.14

9.   (a)  Class A-9 Note Interest Distribution                                                   321,266.67
     (b)  Class A-9 Note Principal Distribution                                                        0.00
            Aggregate Class A-9 Note Distribution               5.26666667                                           321,266.67

10.  (a)  Class A-10 Note Interest Distribution                                                  345,041.67
     (b)  Class A-10 Note Principal Distribution                                                       0.00
            Aggregate Class A-10 Note Distribution              5.30833333                                           345,041.67

11.  (a)  Class B Certificate Interest Distribution                                              244,679.31
     (b)  Class B Certificate Principal Distribution                                                   0.00
            Aggregate Class B Certificate Distribution          5.45000000                                           244,679.31

12.  Servicer Payment
       (a)  Servicing Fee                                                                         78,998.44
       (b)  Reimbursement of prior Monthly Advances                                              149,235.34
               Total Servicer Payment                                                                                228,233.78

13.  Deposits to the Reserve Account                                                                                       0.00

Total Distribution Amount                                                                                         $7,669,994.57
                                                                                                                  =============

Reserve Account distributions:
--------------------------------------------

      (a)  Amounts to the Sellers (Chase USA) from Excess Collections                                  0.00
      (b)  Amounts to the Sellers (Chase Manhattan Bank) from Excess Collections                       0.00
      (c)  Distribution from the Reserve Account to the Sellers(Chase USA)                             0.00
      (d)  Distribution from the Reserve Account to the Sellers(Chase Manhattan Bank)                  0.00
                  Total Amounts to Sellers(Chase USA & Chase Manhattan Bank) =                                            $0.00
                                                                                                                  =============



                 INTEREST
--------------------------------------------
1.   Current Interest Requirement
        (a) Class A-1 Notes    @    5.598%                                                             0.00
        (b) Class A-2 Notes    @    5.852%                                                             0.00
        (c) Class A-3 Notes    @    5.919%                                                             0.00
        (d) Class A-4 Notes    @    6.020%                                                             0.00
        (e) Class A-5 Notes    @    6.050%                                                             0.00
        (f) Class A-6 Notes    @    6.130%                                                             0.00
        (g) Class A-7 Notes    @    6.140%                                                             0.00
        (h) Class A-8 Notes    @    6.230%                                                        97,089.26
        (i) Class A-9 Notes    @    6.320%                                                       321,266.67
        (j) Class A-10 Notes   @    6.370%                                                       345,041.67
                 Aggregate Interest on Notes                                                                         763,397.60
        (k) Class B Certificates @  6.540%                                                                           244,679.31

2.   Remaining Interest Shortfall
        (a) Class A-1 Notes                                                                            0.00
        (b) Class A-2 Notes                                                                            0.00
        (c) Class A-3 Notes                                                                            0.00
        (d) Class A-4 Notes                                                                            0.00
        (e) Class A-5 Notes                                                                            0.00
        (f) Class A-6 Notes                                                                            0.00
        (g) Class A-7 Notes                                                                            0.00
        (h) Class A-8 Notes                                                                            0.00
        (i) Class A-9 Notes                                                                            0.00
        (j) Class A-10 Notes                                                                           0.00
        (k) Class B Certificates                                                                       0.00

3.   Total Distribution of Interest                              Cost per $1000
                                                              ----------------------
        (a) Class A-1 Notes                                        0.00000000                          0.00
        (b) Class A-2 Notes                                        0.00000000                          0.00
        (c) Class A-3 Notes                                        0.00000000                          0.00
        (d) Class A-4 Notes                                        0.00000000                          0.00
        (e) Class A-5 Notes                                        0.00000000                          0.00
        (f) Class A-6 Notes                                        0.00000000                          0.00
        (g) Class A-7 Notes                                        0.00000000                          0.00
        (h) Class A-8 Notes                                        1.14222663                     97,089.26
        (i) Class A-9 Notes                                        5.26666667                    321,266.67
        (j) Class A-10 Notes                                       5.30833333                    345,041.67
                Total Aggregate Interest on Notes                                                                    763,397.60
        (k) Class B Certificates                                   5.45000000                                        244,679.31


                 PRINCIPAL
--------------------------------------------
                                                                 No. of Contracts
                                                              ----------------------
1.   Amount of Stated Principal Collected                                                      2,411,485.26
2.   Amount of Principal Prepayment Collected                       200                        3,088,715.58
3.   Amount of Liquidated Contract                                   21                          933,483.04
4.   Amount of Repurchased Contract                                   0                                0.00

       Total Formula Principal Distribution Amount                                                                  6,433,683.88

5.   Principal Balance before giving effect to Principal                                          Pool Factor
       Distribution                                                                               -----------
        (a) Class A-1 Notes                                                                        0.0000000                0.00
        (b) Class A-2 Notes                                                                        0.0000000                0.00
        (c) Class A-3 Notes                                                                        0.0000000                0.00
        (d) Class A-4 Notes                                                                        0.0000000                0.00
        (e) Class A-5 Notes                                                                        0.0000000                0.00
        (f) Class A-6 Notes                                                                        0.0000000                0.00
        (g) Class A-7 Notes                                                                        0.0000000                0.00
        (h) Class A-8 Notes                                                                        0.2200116       18,700,981.78
        (i) Class A-9 Notes                                                                        1.0000000       61,000,000.00
        (j) Class A-10 Notes                                                                       1.0000000       65,000,000.00
        (k) Class B Certificates                                                                   1.0000000       44,895,285.54

6.   Remaining Principal Shortfall
        (a) Class A-1 Notes                                                                                                 0.00
        (b) Class A-2 Notes                                                                                                 0.00
        (c) Class A-3 Notes                                                                                                 0.00
        (d) Class A-4 Notes                                                                                                 0.00
        (e) Class A-5 Notes                                                                                                 0.00
        (f) Class A-6 Notes                                                                                                 0.00
        (g) Class A-7 Notes                                                                                                 0.00
        (h) Class A-8 Notes                                                                                                 0.00
        (i) Class A-9 Notes                                                                                                 0.00
        (j) Class A-10 Notes                                                                                                0.00
        (k) Class B Certificates                                                                                            0.00


7.   Principal Distribution                                     Cost per $1000
                                                             -------------------
        (a) Class A-1 Notes                                        0.00000000                                              0.00
        (b) Class A-2 Notes                                        0.00000000                                              0.00
        (c) Class A-3 Notes                                        0.00000000                                              0.00
        (d) Class A-4 Notes                                        0.00000000                                              0.00
        (e) Class A-5 Notes                                        0.00000000                                              0.00
        (f) Class A-6 Notes                                        0.00000000                                              0.00
        (g) Class A-7 Notes                                        0.00000000                                              0.00
        (h) Class A-8 Notes                                       75.69039859                                      6,433,683.88
        (i) Class A-9 Notes                                        0.00000000                                              0.00
        (j) Class A-10 Notes                                       0.00000000                                              0.00
        (k) Class B Certificates                                   0.00000000                                              0.00

8.   Principal Balance after giving effect to Principal                                           Pool Factor
                                                                                                  -----------
Distribution
        (a) Class A-1 Notes                                                                        0.0000000                0.00
        (b) Class A-2 Notes                                                                        0.0000000                0.00
        (c) Class A-3 Notes                                                                        0.0000000                0.00
        (d) Class A-4 Notes                                                                        0.0000000                0.00
        (e) Class A-5 Notes                                                                        0.0000000                0.00
        (f) Class A-6 Notes                                                                        0.0000000                0.00
        (g) Class A-7 Notes                                                                        0.0000000                0.00
        (h) Class A-8 Notes                                                                        0.1443212       12,267,297.90
        (i) Class A-9 Notes                                                                        1.0000000       61,000,000.00
        (j) Class A-10 Notes                                                                       1.0000000       65,000,000.00
        (k) Class B Certificates                                                                   1.0000000       44,895,285.54

                 POOL DATA                                                                       Aggregate
--------------------------------------------                       No. of Contracts          Principal Balance
                                                                   ----------------          -----------------
1.   Pool Stated Principal Balance as of 5/31/02                        7,693                 183,162,583.44

2.   Delinquency Information                                                                                        % Delinquent
                                                                                                                    ------------
              (a) 31-59 Days                                               63                   1,472,582.90              0.804%
              (b) 60-89 Days                                               25                     590,953.08              0.323%
              (c) 90-119 Days                                              15                     613,468.98              0.335%
              (d) 120 Days +                                               56                   1,697,937.33              0.927%

3.   Contracts Repossessed during the Due Period                           10                     353,994.53


4.   Current Repossession Inventory                                        18                     578,306.66

5.   Aggregate Net Losses for the preceding Collection Period
       (a)  Aggregate Principal Balance of Liquidated Receivables          21                     933,483.04
       (b)  Net Liquidation Proceeds on any Liquidated Receivables                                424,289.17
                                                                                                ------------
       Total Aggregate Net Losses for the preceding Collection Period                                                 509,193.87

6.   Aggregate Losses on all Liquidated Receivables (Year-To-Date)                                                  5,495,666.32

7.   Aggregate Net Losses on all Liquidated Receivables (Life-To-Date)  1,132                                      17,621,118.98

8.   Weighted Average Contract Rate of all Outstanding Contracts                                                          9.177%

9.   Weighted Average Remaining Term to Maturity of all
     Outstanding Contracts                                                                                                82.487

             TRIGGER ANALYSIS
--------------------------------------------

1.  (a)  Average Delinquency Percentage                  2.081%
    (b)  Delinquency Percentage Trigger in effect ?                      YES


2.  (a)  Average Net Loss Ratio                          0.089%
    (b)  Net Loss Ratio Trigger in effect ?                              NO
    (c)  Net Loss Ratio (using ending Pool Balance)      0.212%

3.  (a)  Servicer Replacement Percentage                 0.200%
    (b)  Servicer Replacement Trigger in effect ?                        NO


               MISCELLANEOUS
--------------------------------------------

1.   Monthly Servicing Fees                                                                                            78,998.44

2.   Servicer Advances                                                                                                112,709.10

3.   (a)  Opening Balance of the Reserve Account                                                                    8,913,050.17
     (b)  Deposits to the Reserve Account                                                               0.00
     (c)  Investment Earnings in the Reserve Account                                               13,153.22
     (d)  Distribution from the Reserve Account                                                  (204,206.19)
     (e)  Ending Balance of the Reserve Account                                                                     8,721,997.20

4.   Specified Reserve Account Balance                                                                              8,973,952.86

5.   (a)  Opening Balance in the Pay-Ahead Account                                                                    173,709.44
     (b)  Deposits to the Pay-Ahead Account from the Collection Account                            73,342.53
     (c)  Investment Earnings in the Pay-Ahead Account                                                  0.00
     (d)  Transfers from the Pay-Ahead Account to the Collection Account                          (79,544.92)
     (e)  Ending Balance in the Pay-Ahead Account                                                                     167,507.05